UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 17, 2007
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;
 Compensatory Arrangements of Certain Officers.

On May 17, 2007, the Board of Directors of Hewlett-Packard Company (“HP”) elected Joel Z. Hyatt, the chief executive officer of Current Media, LLC, and John R. Joyce, a managing director at Silver Lake, to serve as directors of HP effective May 17, 2007 (the “Effective Time”).  The Board also appointed Mr. Hyatt to serve on the newly formed Finance and Investment Committee and the HR and Compensation Committee and Mr. Joyce to serve on the Audit Committee and to the newly reconstituted Technology Committee.

Mr. Hyatt and Mr. Joyce each will participate in the non-employee director compensation arrangements described in HP’s 2007 proxy statement.  Under the terms of those arrangements, each will receive, among other things, an annual cash retainer of $50,000, which they may elect to receive in the form of HP securities, and an annual retainer of $150,000 paid in the form of restricted stock or stock options, in each case prorated to reflect their service for a partial term.

HP’s press release announcing the elections of Mr. Hyatt and Mr. Joyce is filed with this report as Exhibit 99.1.

A description of the modified membership of each Board committee and a copy of the current charter for each committee is available on HP’s website at www.hp.com/investor/home.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with, and immediately prior to, the elections of Mr. Hyatt and Mr. Joyce as directors, the Board of Directors of HP approved an amendment to Section 3.2 of Article III of HP’s Bylaws increasing the number of HP directors from eight (8) to ten (10), effective immediately prior to the Effective Time. The Amended and Restated Bylaws of HP reflecting that amendment are filed with this report as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Text of press release issued by HP, dated May 18, 2007, entitled “HP Names Joel Hyatt and John Joyce to Board of Directors” (filed herewith).
99.2	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: May 18, 2007	By:	/s/ Charles N. Charnas
	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by HP, dated May 18, 2007, entitled “HP Names Joel Hyatt and John Joyce to Board of Directors” (filed herewith).
99.2	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).